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                                                                Exhibit 10.30


                                 LIMITED WAIVER


                 THIS LIMITED WAIVER (this "Waiver") is dated as of October 31, 1996, and entered into by and among THE CERPLEX GROUP, INC., a Delaware corporation ("Company"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF ("Lenders") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for Lenders ("Administrative Agent"), and, for purposes of
Section 8 hereof, CERTECH Technology, Inc., Cerplex Mass., Inc., Cerplex Limited, Apex Computer Company, Cerplex Subsidiary, Inc., Peripheral Computer Support, Inc. ("PCS"), Modcomp/Cerplex L.P., Modcomp Joint Venture, Inc., Modular Computer Services, Inc., Modular Computer Systems GmbH and Modcomp France S.A. (collectively, "Guarantors") and is made with reference to that certain Credit Agreement dated as of October 12, 1994, as amended by First Amendment to Credit Agreement and Limited Waiver dated as of April 15, 1996 (the "First Amendment"), by and among Company, Lenders and Administrative Agent (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                   RECITALS:

                 WHEREAS, Company has requested Lenders to waive certain provisions of the Credit Agreement through November 30, 1996;

                 WHEREAS, on the terms and conditions set forth below, Lenders have agreed to waive compliance with such provisions of the Credit Agreement;

                 NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                 SECTION 1.       WAIVER.

                 Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Company herein contained, Lenders hereby waive compliance with the provisions of:

                          (a) subsection 6.11 of the Credit Agreement with respect to the real property leases and subleases of Company and its Subsidiaries entered into or acquired by Company or any of its Subsidiaries after October 14, 1994 for the period from and including August 31, 1996 to and including November 30, 1996; provided, however, Company shall not be required to obtain landlord waivers with respect to (i) property located in Canada, France, Germany or the United Kingdom if, in the opinion of counsel to Administrative Agent, it is not customary in such countries to obtain such waivers, and (ii) property, other than property that constitutes the principal place of business of Company or any of its Subsidiaries, that is (A) located





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         in a state the laws of which do not create a statutory lien in favor of a landlord on the personal property of a tenant and (B) subject to a lease that does not create a contractual lien in favor of the landlord on the personal property of the tenant;

                          (b) subsections 7.6A, 7.6B and 7.6C of the Credit Agreement for the period from and including September 30, 1996 to and including November 30, 1996;

                          (c) subsection 7.6D of the Credit Agreement for the period from and including July 1, 1996 to and including November 30, 1996;

                          (d) subsection 8.2(i) of the Credit Agreement with respect to the failure of Company to pay the promissory note payable to Lucent Technology, Inc. for the period from and including September 15, 1996 to and including November 30, 1996;

                          (e) subsection 8.2(ii) of the Credit Agreement with respect to the failure of Company to comply with Sections 6.3 and
         6.4 of the Note Purchase Agreement for the period from and including September 30, 1996 to and including November 30, 1996;

                          (f) subsection 8.3 of the Credit Agreement with respect to the failure of Company to comply with subsections 7.6A, 7.6B and 7.6C of the Credit Agreement for the period from and including September 30, 1996 to and including November 30, 1996;

                          (g) subsection 8.3 of the Credit Agreement with respect to the failure of Company to comply with subsection 7.6D of the Credit Agreement for the period from and including July 1, 1996 to and including November 30, 1996;

                          (h) subsection 8.5 of the Credit Agreement with respect to the failure of Company to comply with subsection 6.11 of the Credit Agreement for the period from and including August 31, 1996 to and including November 30, 1996;

                          (i) subsection 8.13 of the Credit Agreement for the period from and including September 30, 1996 to and including November 30, 1996; and

                          (j) subsection 2.4B(iii) of the Credit Agreement with respect to the $350,000 received in respect of the assets sold to Ascent Logic Corporation for the period from and including the date of receipt of such proceeds to and including November 30, 1996 provided that such proceeds are held in trust by Company for Lenders.





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                 SECTION 2.       LIMITATION OF WAIVER.

                 Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the noncompliance by Company with the provisions of subsections 2.4B(iii), 6.11, 7.6, 8.2(i), 8.2(ii), 8.3,
8.5 and 8.13 of the Credit Agreement in the manner and to the extent described above. Nothing in this Waiver shall be deemed to:

                          (a) constitute a waiver of compliance by Company with respect to (i) subsections 2.4B(iii), 6.11, 7.6, 8.2(i), 8.2(ii), 8.3, 8.5 or 8.13 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

                          (b)     prejudice any right or remedy that
         Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Waiver) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

                 Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

                 SECTION 3.       REPRESENTATIONS AND WARRANTIES.

                 In order to induce Lenders to enter into this Waiver, Company hereby represents and warrants that after giving effect to this Waiver:

                          (a) as of the date hereof, there exists no Event of Default or Potential Event of Default under the Credit Agreement;

                          (b) except with respect to the matters disclosed to Lenders prior to the date hereof, all representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date; and

                          (c) as of the date hereof, Company has performed all agreements to be performed on its part as set forth in the Credit Agreement.

                 SECTION 4.       CONDITIONS PRECEDENT TO EFFECTIVENESS.

                 Sections 1(c) and 1(g) of this Waiver shall become effective as of July 1, 1996, Sections 1(a) and 1(h) of this Waiver shall become effective as of August 31, 1996, Section 1(d) of this Waiver shall become effective as of September 15, 1996 and Sections 1(b), 1(e),





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1(f), 1(i) and 1(j) of this Waiver shall become effective as of September 30,
1996 only upon the satisfaction of all of the following conditions precedent:

                          (a) Company shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following:

                                  (i) counterparts of this Waiver executed by Company and the Credit Support Parties (other than Modular Computer Systems GmbH and Modcomp France S.A., which counterparts may be delivered as soon as practicable after the date hereof); and

                                  (ii)     signature and incumbency
                 certificates of the officers of Company executing this Waiver.

                          (b) Company shall deliver to Administrative Agent a waiver, in form and substance satisfactory to Lenders, of Sections
         6.3 and 6.4 of the Note Purchase Agreement duly executed by the parties to the Note Purchase Agreement required to execute such waiver.

                 SECTION 5.       COUNTERPARTS; EFFECTIVENESS

                 This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Waiver (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 4 hereof) shall become effective upon the execution of a counterpart hereof by Company, Requisite Lenders and each of the Credit Support Parties and receipt by Company and Administrative Agent of written or telephonic confirmation of such execution and authorization of delivery thereof.

                 SECTION 6.       WARRANTS

                 Company and Lenders hereby agree that the Purchase Price (as defined in that certain Warrant Agreement dated as of April 15, 1996 among Company and Lenders) is reduced to $2.50 per share of the Common Stock, $0.001 par value per share, of Company, effective as of the date of execution of this Waiver, and that Company shall deliver to Lenders an addendum to the existing warrants or a replacement warrant evidencing such change as soon as practicable after the execution of this Waiver.





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                 SECTION 7.       GOVERNING LAW.

                 THIS WAIVER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

                 SECTION 8.       ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

                 Company is a party to the Company Collateral Documents pursuant to which Company has created Liens in favor of Administrative Agent on certain Collateral to secure the Obligations. Guarantors are a party to the Guaranty and the Subsidiary Collateral Documents pursuant to which each Guarantor has (i) guarantied the Obligations and (ii) created Liens in favor of Administrative Agent on certain Collateral to secure the obligations of such Guarantor under the Guaranty. Company and Guarantors are collectively referred to herein as the "Credit Support Parties," and the Guaranty, the Company Collateral Documents and the Subsidiary Collateral Documents are collectively referred to herein as the "Credit Support Documents."

                 Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of this Waiver. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guaranteed Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including, without limitation, the payment and performance of all such "Obligations," "Guaranteed Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Credit Agreement and the Notes defined therein.

                 Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Waiver. Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.





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                 SECTION 9.     FEES AND EXPENSES.

                 Company acknowledges and agrees that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Waiver and the documents and transactions contemplated hereby shall be for the account of the Company.





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                 IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                  COMPANY:

                                  THE CERPLEX GROUP, INC.


                                  By:
                                      -----------------------------------------
                                  Name:
                                  Title:


                                  LENDERS:

                                  WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                  individually and as Administrative Agent


                                  By:
                                      -----------------------------------------
                                  Name:
                                  Title:


                                  SUMITOMO BANK OF CALIFORNIA COMPANY



                                  By:
                                      -----------------------------------------
                                  Name:
                                  Title:





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                                  BHF BANK AKTIENGESELLSCHAFT
                                  (FORMERLY BERLINER HANDELS-UND
                                  FRANKFURTER BANK)


                                  By:
                                      -----------------------------------------
                                  Name:
                                  Title:



                                  By:
                                      -----------------------------------------
                                  Name:
                                  Title:



                                  COMERICA BANK CALIFORNIA
                                  individually and as Administrative Agent


                                  By:
                                      -----------------------------------------
                                  Name:
                                  Title:

                                  GUARANTORS:

                                  CERTECH TECHNOLOGY, INC.


                                  By:
                                      -----------------------------------------
                                  Name:
                                  Title:

                                  CERPLEX MASS., INC.



                                  By:
                                      -----------------------------------------
                                  Name:
                                  Title:





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                                  CERPLEX LIMITED


                                  By:
                                      -----------------------------------------
                                  Name:
                                  Title:

                                  APEX COMPUTER COMPANY


                                  By:
                                      -----------------------------------------
                                  Name:
                                  Title:

                                  CERPLEX SUBSIDIARY, INC.


                                  By:
                                      -----------------------------------------
                                  Name:
                                  Title:

                                  PERIPHERAL COMPUTER SUPPORT, INC.


                                  By:
                                      -----------------------------------------
                                  Name:
                                  Title:

                                  MODCOMP/CERPLEX, L.P.
                                  By:  Cerplex Subsidiary, Inc., as general
                                       partner


                                  By:
                                      -----------------------------------------
                                  Name:
                                  Title:

                                  MODCOMP JOINT VENTURE, INC.


                                  By:
                                      -----------------------------------------
                                  Name:
                                  Title:





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                                  MODULAR COMPUTER SERVICES, INC.



                                  By:
                                      -----------------------------------------
                                  Name:
                                  Title:

                                  MODULAR COMPUTER SYSTEMS GMBH



                                  By:
                                      -----------------------------------------
                                  Name:
                                  Title:


                                  MODCOMP FRANCE S.A.



                                  By:
                                      -----------------------------------------
                                  Name:
                                  Title:





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